Exhibit 10.1

SECOND AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (“Amendment”) dated as of March 27, 2008 is among M/I HOMES, INC., an Ohio corporation (“Borrower”), the Lenders party hereto and JPMORGAN CHASE BANK, N.A., as Agent (the “Agent”).

RECITALS

WHEREAS, Borrower, the Lenders and Agent are parties to that certain Second Amended and Restated Credit Agreement dated as of October 6, 2006 (as amended by a First Amendment to Second Amended and Restated Credit Agreement dated as of August 28, 2007 and as further amended, renewed and restated from time to time, the “Credit Agreement”).

WHEREAS, Borrower and the Lenders desire to amend the Credit Agreement to reduce the Aggregate Commitment (as such term and other capitalized terms used, but not otherwise defined in this Amendment, are defined in the Credit Agreement), to revise financial covenants and to make certain other changes in the Credit Agreement.

NOW, THEREFORE, for good and valuable consideration, the parties hereto hereby agree as follows:

1.           Amendments.

(a)           Amendments to Definitions.  Subsection 1.1 of the Credit Agreement is amended to add, in correct alphabetical order, new definitions for “ACFO Ratio,” “Adjusted Cash Flow from Operations,” “Deferred Tax Valuation Allowance,” “Loan Party,” “Senior Notes,” “Second Amendment” and “Unrestricted Cash” and the definitions of “Borrowing Base Indebtedness” and “Secured Indebtedness” are amended, each to read as follows:

“ACFO Ratio” shall mean, for the period ending the last day of any fiscal quarter, the ratio of (i) Adjusted Cash Flow from Operations for the four fiscal quarters then ended to (ii) Consolidated Interest Incurred by the Borrower and its Subsidiaries for such four fiscal quarters.

“Adjusted Cash Flow from Operations” shall mean, for any period of four consecutive fiscal quarters of the Borrower, the sum of (a) cash provided by (used in) operating activities, as calculated using the “net cash provided by (used in) operating activities” line item of the Borrower and its Subsidiaries’ Consolidated Statement of Cash Flow for the four consecutive quarters then ended as determined in accordance with GAAP, plus (b) Consolidated Interest Incurred of the Borrower and its Subsidiaries on a consolidated basis for such four consecutive fiscal quarters.

“Borrowing Base Indebtedness” shall mean at any date (i) the sum of (a) Consolidated Indebtedness, (b) an amount equal to ten percent (10%) of the aggregate commitment under the M/I Financial Corp. Loan Agreement, (c) an amount equal to ten percent (10%) of the face amount of surety bonds and undrawn Performance Letters of Credit issued by, for the account of or guaranteed by the Borrower or any of its Subsidiaries and (d) to the extent not included in Consolidated Indebtedness, Borrower’s and its Subsidiaries’ pro rata share of Indebtedness of any Joint Venture in respect of which Borrower or any of its Subsidiaries has made an Investment in Joint Venture, all as of such date less (ii) the sum of (a) Secured Indebtedness, (b) Subordinated Indebtedness, (c) Indebtedness under the M/I Financial Corp. Loan Agreement, and (d) to the extent included in Consolidated Indebtedness, the Borrower’s and its Subsidiaries’ pro rata share of Indebtedness of any Joint Venture in respect of which Borrower or any of its Subsidiaries has made an Investment in Joint Venture, all as of such date.

“Deferred Tax Valuation Allowance” shall mean any valuation allowance applied to deferred income tax assets as determined in accordance with GAAP and included in the financial statements of the Borrower.

“Loan Party” shall mean the Borrower or any Guarantor.

“Second Amendment” shall mean the Second Amendment to this Agreement dated as of March 27, 2008 among Borrower, Agent and the Lenders.

“Secured Indebtedness” shall mean, as of any date, all Indebtedness (including without limitation purchase money Indebtedness, non-recourse Indebtedness and Capital Lease obligations) of Borrower or any of its Subsidiaries (excluding Indebtedness owing to Borrower or any of its Subsidiaries) that is non-recourse or fully secured by a Lien on assets of Borrower or any of its Subsidiaries.

“Senior Notes” shall mean the 6-7/8% Senior Notes due 2012 issued under and pursuant to the Indenture dated as of March 24, 2005 among Borrower, the guarantors named therein and U.S. Bank National Association, as Trustee.

“Unrestricted Cash” shall mean cash and Cash Equivalents of the Loan Parties that are maintained with Agent free and clear of all Liens (other than Liens securing the Obligations) and not subject to any restrictions on the use thereof to pay Indebtedness and other obligations of the Borrower and its Subsidiaries.

(b)           Reduction of Aggregate Commitment.  Pursuant to subsection 2.6(a) of the Credit Agreement, the Aggregate Commitment is hereby reduced from $500,000,000 to $250,000,000 and allocated to each Lender’s Commitment ratably in proportion to its Ratable Share.  The amounts of the reduced Commitments of the Lenders are set forth in Schedule 1 hereto.

(c)           Pricing.  Subsection 2.5(d) of the Credit Agreement is amended to read “Intentionally Omitted,” and subsection 2.5(b) of the Credit Agreement is amended and restated to read as follows:

(b)           The Applicable Margins and the Applicable Commitment Rate shall be determined by reference to the Senior Debt Rating in accordance with the following table and provisions of this subsection 2.5(b):

	Level I	Level II	Level III	Level IV	Level V
Senior Debt Rating	BB+/Ba1 or higher	BB/Ba2	BB-/Ba3	B+/B1	B/B2 or lower or no Senior Debt Rating
Applicable Eurodollar Margin and Applicable Facility L/C Rate	2.00%	2.25%	2.50%	2.75%	3.00%
Applicable ABR Margin	0.375%	0.375%	0.375%	0.375%	0.375%
Applicable Commitment Rate	0.375%	0.375%	0.375%	0.375%	0.375%

(d)           Payment of Obligations.  Subsection 6.6 of the Credit Agreement is amended to add at the end thereof:

Except for payments made when due on the Senior Notes in accordance with their terms in effect on the date of the Second Amendment to this Agreement, Borrower shall not directly or indirectly prepay, redeem or otherwise acquire any Senior Note or make any payments, transfers on account of or, unless contemporaneously therewith effective provision is made similarly to secure the Obligations on an equal and ratable basis, provide a Lien to secure the Senior Notes.

(e)           Consolidated Tangible Net Worth.  Subsection 6.11 of the Credit Agreement is amended and restated to read as follows:

6.11           Maintenance of Consolidated Tangible Net Worth.  Maintain at all times during the Commitment Period a Consolidated Tangible Net Worth (“Minimum Tangible Net Worth”) in amounts equal to or exceeding (i) $400,000,000 plus (ii) fifty percent (50%) of the Consolidated Earnings for each quarter after December 31, 2007 (excluding any quarter in which the Consolidated Earnings are less than zero) plus (iii) fifty percent (50%) of the net proceeds or other consideration received by Borrower for any capital stock issued on or after December 31, 2007 minus (iv) the cumulative net amount of any Deferred Tax Valuation Allowance as of the date of determination; provided, however, that in no event shall the Minimum Tangible Net Worth be less than $335,000,000.

(f)           Leverage Ratio.  Subsection 6.12 of the Credit Agreement is amended and restated to read as follows:

6.12           Maintenance of Leverage Ratio.  Maintain during the Commitment Period a Leverage Ratio not in excess of (a) 1.00 to 1.00 at any time at which the Interest Coverage Ratio is less than 1.00 to 1.00, (b) 1.20 to 1.00 at any time at which the Interest Coverage Ratio is greater than or equal to 1.00 to 1.00 and less than 1.25 to 1.00, and (c) 1.40 to 1.00 at all other times.

(g)           Interest Coverage Ratio.  Subsection 6.13 of the Credit Agreement is amended and restated to read as follows:

6.13           Maintenance of Interest Coverage Ratio.  As of the end of each fiscal quarter, maintain during the Commitment Period an Interest Coverage Ratio of not less than 1.50 to 1.00.  Notwithstanding the foregoing, the maintenance of an Interest Coverage Ratio of less than 1.50 to 1.00 as of the end of any fiscal quarter shall not constitute a violation of this subsection 6.13(a) as long as Borrower, as of the end of such fiscal quarter, is in compliance with subsections 6.12 and 6.17.

(h)           Minimum Liquidity.  A new subsection 6.17 is added immediately after subsection 6.16 of the Credit Agreement to read as follows:

6.17           Minimum Liquidity.  If, for the period ending the last day of any fiscal quarter during the Commitment Period (a) the Interest Coverage Ratio is less than 1.50 to 1.00 and (b) the ACFO Ratio is less than 1.50 to 1.00, the Borrower shall thereafter maintain Unrestricted Cash in an amount not less than $25,000,000 until the last day of the next succeeding fiscal quarter when either the Interest Coverage Ratio is not less than 1.50 to 1.00 or the ACFO Ratio is not less than 1.50 to 1.00.

(i)           Secured Indebtedness.  Subsection 7.1 of the Credit Agreement is amended to replace the amount of “$50,000,000” with “$25,000,000.”

(j)           Limitation on Investments.  Subsection 7.6(b) of the Credit Agreement is amended to replace the words “two and one-half percent (2.5%)” with “five percent (5%).”

(k)           Events of Default.  Subsection (4) in Section 9 of the Credit Agreement is amended to insert “6.17,” immediately after “6.16;” “or” is added after subsection (10); and a new subsection (11) is added immediately after subsection (10) to read as follows:

(11)           Borrowing Base Indebtedness shall exceed the Pro Forma Borrowing Base for more than five (5) consecutive calendar days, where "Pro Forma Borrowing Base" means the Borrowing Base reflected in any Borrowing Base Certificate delivered pursuant to subsection 6.3 recalculated by replacing twenty-five percent (25%) in clause (vi) with ten percent (10%) and replacing forty-five percent (45%) in the last paragraph with forty percent (40%);

2.           Form of Certificate.  Exhibit F to the Credit Agreement is hereby replaced by Exhibit F hereto.

3.           Conditions Precedent.  This Amendment shall be effective as of the date ("Amendment Effective Date") upon which the following conditions are satisfied:

(a) The Agent shall have received from the Borrower and the Required Lenders a counterpart of this Amendment signed on behalf of each such party.

(b) The Agent shall have received from the Guarantors the Consent and Agreement substantially in the form attached hereto as Appendix A.

(c) The Agent shall have received such documents and certificates as the Agent or its counsel may reasonably request relating to the organization or formation, existence and good standing of the Borrower, the authorization of this Amendment and any other legal matters relating to the Borrower, the Agreement or this Amendment, all in form and substance satisfactory to the Agent and its counsel.

(d) The Agent shall have received all fees and other amounts due and payable on or prior to the Amendment Effective Date, including reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder.

The Agent shall notify the Borrower and the Lenders of the Amendment Effective Date, and such notice shall be conclusive and binding.

4.           Representations and Warranties.  The Borrower hereby represents and warrants that as of the date hereof:

(a) The representations and warranties of the Borrower in the Credit Agreement are true and correct in all material respects.

(b) There exists no Default or Event of Default.

5.           Ratification.  This Amendment supersedes the Letter Amendment. The Credit Agreement, as amended hereby, is hereby ratified and remains in full force and effect.

6.           Counterparts.  This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement and any of the parties hereto may execute this Amendment by signing any such counterpart.

IN WITNESS WHEREOF, the Borrower and the Lenders have caused this Amendment to be duly executed as of the date first above written.
BORROWER: M/I HOMES, INC. By: Phillip G. Creek Executive Vice President, Chief Financial Officer and Assistant Secretary

LENDERS: JPMORGAN CHASE BANK, N.A., As Lender and Agent By: Name: _________________________________ Title: __________________________________

SIGNATURE PAGE TO SECOND AMENDMENT TO SECOND AMENDED AND

RESTATED CREDIT AGREEMENT WITH M/I HOMES, INC.

WACHOVIA BANK, NATIONAL ASSOCIATION By: Name: _________________________________ Title: _________________________________

SIGNATURE PAGE TO SECOND AMENDMENT TO SECOND AMENDED AND

RESTATED CREDIT AGREEMENT WITH M/I HOMES, INC.

THE HUNTINGTON NATIONAL BANK By: Name: _________________________________ Title: __________________________________

SIGNATURE PAGE TO SECOND AMENDMENT TO SECOND AMENDED AND

RESTATED CREDIT AGREEMENT WITH M/I HOMES, INC.

KEYBANK NATIONAL ASSOCIATION By: Name: _________________________________ Title: __________________________________

SIGNATURE PAGE TO SECOND AMENDMENT TO SECOND AMENDED AND

RESTATED CREDIT AGREEMENT WITH M/I HOMES, INC.

CHARTER ONE BANK, N.A. By: Name: _________________________________ Title: __________________________________

SIGNATURE PAGE TO SECOND AMENDMENT TO SECOND AMENDED AND

RESTATED CREDIT AGREEMENT WITH M/I HOMES, INC.

SUNTRUST BANK By: Name: _________________________________ Title: __________________________________

SIGNATURE PAGE TO SECOND AMENDMENT TO SECOND AMENDED AND

RESTATED CREDIT AGREEMENT WITH M/I HOMES, INC.

REGIONS BANK By: Name: _________________________________ Title: __________________________________

SIGNATURE PAGE TO SECOND AMENDMENT TO SECOND AMENDED AND

RESTATED CREDIT AGREEMENT WITH M/I HOMES, INC.

BANK OF MONTREAL By: Name: _________________________________ Title: __________________________________

SIGNATURE PAGE TO SECOND AMENDMENT TO SECOND AMENDED AND

RESTATED CREDIT AGREEMENT WITH M/I HOMES, INC.

GUARANTY BANK By: Name: _________________________________ Title: __________________________________

SIGNATURE PAGE TO SECOND AMENDMENT TO SECOND AMENDED AND

RESTATED CREDIT AGREEMENT WITH M/I HOMES, INC.

NATIONAL CITY BANK By: Name: _________________________________ Title: __________________________________

SIGNATURE PAGE TO SECOND AMENDMENT TO SECOND AMENDED AND

RESTATED CREDIT AGREEMENT WITH M/I HOMES, INC.

U.S. BANK NATIONAL ASSOCIATION By: Name: _________________________________ Title: __________________________________

SIGNATURE PAGE TO SECOND AMENDMENT TO SECOND AMENDED AND

RESTATED CREDIT AGREEMENT WITH M/I HOMES, INC.

LASALLE BANK NATIONAL ASSOCIATION By: Name: _________________________________ Title: __________________________________

SIGNATURE PAGE TO SECOND AMENDMENT TO SECOND AMENDED AND

RESTATED CREDIT AGREEMENT WITH M/I HOMES, INC.

PNC BANK, NATIONAL ASSOCIATION By: Name: _________________________________ Title: __________________________________

SIGNATURE PAGE TO SECOND AMENDMENT TO SECOND AMENDED AND

RESTATED CREDIT AGREEMENT WITH M/I HOMES, INC.

CITY NATIONAL BANK, a national banking association By: Name: _________________________________ Title: _________________________________

SIGNATURE PAGE TO SECOND AMENDMENT TO SECOND AMENDED AND

RESTATED CREDIT AGREEMENT WITH M/I HOMES, INC.

FIFTH THIRD BANK, an Ohio banking corporation By: Name: _________________________________ Title: __________________________________

SIGNATURE PAGE TO SECOND AMENDMENT TO SECOND AMENDED AND

RESTATED CREDIT AGREEMENT WITH M/I HOMES, INC.

FRANKLIN BANK, S.S.B., a Texas chartered bank By: Name: _________________________________ Title: __________________________________

SIGNATURE PAGE TO SECOND AMENDMENT TO SECOND AMENDED AND

RESTATED CREDIT AGREEMENT WITH M/I HOMES, INC.

COMERICA BANK By: Name: _________________________________ Title: __________________________________

SIGNATURE PAGE TO SECOND AMENDMENT TO SECOND AMENDED AND

RESTATED CREDIT AGREEMENT WITH M/I HOMES, INC.

COMPASS BANK By: Name: _________________________________ Title: __________________________________

SIGNATURE PAGE TO SECOND AMENDMENT TO SECOND AMENDED AND

RESTATED CREDIT AGREEMENT WITH M/I HOMES, INC.

BANK UNITED, FSB By: Name: _________________________________ Title: __________________________________

SCHEDULE 1

COMMITMENTS

Lender	Commitment	Ratable Share
JPMorgan Chase Bank, N.A.	$22,115,384.62	8.846153846%
Wachovia Bank, National Association	$22,115,384.62	8.846153846
The Huntington National Bank	$21,153,846.15	8.461538461
KeyBank National Association	$17,307,692.31	6.923076923
Charter One Bank, N.A.	$15,384,615.38	6.153846153
SunTrust Bank	$15,384,615.38	6.153846153
Regions Bank	$13,461,538.46	5.384615384
Bank of Montreal	$13,461,538.46	5.384615384
Guaranty Bank	$13,461,538.46	5.384615384
National City Bank	$13,461,538.46	5.384615384
US Bank National Association	$13,461,538.46	5.384615384
LaSalle Bank National Association	$11,538,461.54	4.615384615
PNC Bank, N.A.	$11,538,461.54	4.615384615
City National Bank	$9,615,384.62	3.846153846
Fifth Third Bank	$9,615,384.62	3.846153846
Franklin Bank, S.S.B.	$9,615,384.62	3.846153846
Comerica Bank	$7,692,307.69	3.076923076
Compass Bank	$5,769,230.77	2.307692307
Bank United, F.S.B.	$3,846,153.84	1.538461538
Total	$ 250,000,000.00	100%

EXHIBIT F

[LETTERHEAD OF M/I HOMES, INC.]
[DATE]

To: Agent and each Lender

Ladies and Gentlemen:

This letter is being sent to you to comply with subsection 6.2 of the Second Amended and Restated Credit Agreement effective as of October 6, 2006 (as amended, the "Credit Agreement") and is being delivered to you for the period of [insert yearly or quarterly period as appropriate] for which period the undersigned has heretofore delivered, or is herewith delivering, the financial statements provided for in subsection 6.1 of the Credit Agreement (the "Financial Statements"). [The undersigned hereby certifies that such Financial Statements are true and accurate in all material respects, subject to normal year-end audit adjustments (Note: only required with delivery of unaudited Financial Statements)]. Capitalized terms used but not defined herein have the meanings given to such terms in the Credit Agreement.

The undersigned certifies that, after due examination by the undersigned and to the best of the knowledge of the undersigned, M/I Homes, Inc. and each of its Subsidiaries during the period stated above has observed or performed in all material respects all of its covenants and other agreements, and satisfied every condition, contained in the Credit Agreement, the Notes and the Guaranty Agreement to be observed, performed or satisfied by it, and that the undersigned has no knowledge of any Default or Event of Default except [list any Defaults or Events of Default; if none, end sentence before "except"].

Additionally, I have enclosed a statement showing in detail the calculation of ratios and other covenants, in accordance with corresponding subsections of the Credit Agreement, as required by the Credit Agreement.

Yours very truly,

By:

Printed Name:

Title:

Enclosure

CONFIDENTIAL
STATEMENT OF CALCULATION OF CERTAIN COVENANTS
[Date]
Subsection No.	Covenant
1. 6.11
Maintain Consolidated Tangible Net Worth of: (i) $400,000,000 plus (ii) fifty percent (50%) of the Consolidated Earnings for each quarter after December 31, 2007 (excluding any quarter in which Consolidated Earnings are less than zero (0)) plus (iii) fifty percent (50%) of the net proceeds or other consideration received by Borrower for any capital stock issued or sold after December 31, 2007 minus (iv) the cumulative net amount of any Deferred Tax Valuation Allowance as of the date of determination; provided, however, that in no event shall the Minimum Tangible Net Worth be less than $300,000,000.
(i) above:                                                                                                                                                          $400,000,000
Plus (ii) above:                                                                                                                                                  $
Plus (iii) above:                                                                                                                                                 $
Minus (iv) above:                                                                                                                                              $
Minimum Consolidated Tangible Net Worth:                                                                                                       $
[greater of sum of above or [$335,000,000]]
Consolidated Tangible Net Worth =                                                                                                                    $

2. 6.12	Maintain a Leverage Ratio not in excess of _____[1] to 1.00
Consolidated Indebtedness: $
Consolidated Tangible Net Worth: $
Leverage Ratio = _____________ to 1.00
3. 6.13
Maintain an Interest Coverage Ratio of not less than 1.50 to 1.00

The maintenance of an Interest Coverage Ratio of less than 1.50 to 1.00 as of the end of any fiscal quarter shall not constitute a violation of subsection 6.13(a) as long as Borrower, as of the end of such fiscal quarter, is in compliance with subsections 6.12 and 6.17.

EBITDA (for four quarters) $
Consolidated Interest Incurred (for four quarters): $
Interest Coverage Ratio = _____________ to 1.00
5. 6.17
If, for the period ending the last day of the most recently ended fiscal quarter (a) the Interest Coverage Ratio is less than 1.50 to 1.00 and (b) the ratio of (i) Adjusted Cash Flow from Operations (“ACFO Ratio”) for the four fiscal quarters then ended to (ii) Consolidated Interest Incurred by the Borrower and its Subsidiaries for such four fiscal quarters is less than 1.50 to 1.00, until the end of the next fiscal quarter when the Interest Coverage Ratio is not less than 1.50 to 1.00 or the ACFO Ratio is not less than 1.50 to 1.00, the Borrower shall maintain Unrestricted Cash in an amount not less than $25,000,000.

(i) Adjusted Cash Flow From Operations: $ (ii) Consolidated Interest Incurred: $ (iii) Ratio of (i) to (ii): _______ to _____
Unrestricted Cash = $_____________
6. 7.1	Secured Indebtedness not to exceed $25,000,000
Secured Indebtedness = $

1 Insert applicable requirement per subsection 6.12.

7. 7.5
Adjusted Land Value not to exceed 125% of the sum of (a) Consolidated Tangible Net Worth plus (b) 50% of Subordinated Indebtedness

Adjusted Land Value

(i) book value of all Land:                                                                                                                              $
less (ii) the sum of

     (a) book value of Land and Lots under Contract:$
      and (b) the lesser of (1) the product of (x) number
      of  Housing Units contracted for during the last
      six months and (y) average book value of all
      Finished Lots and Lots under Contract or:                                                                                                 $

(2) 25% of Consolidated Tangible Net Worth:                                                                                                 $

Adjusted Land Value:                                                                                                                                    $

(a) Consolidated Tangible Net Worth:                                                                                                             $

Plus (b) 50% of Subordinated Indebtedness:                                                                                                    $

Total [(a) + (b)] =                                                                                                                                          $

X 1.25 =                                                                                                                                                        $

8. 7.6(b)
Limit on extension of credit in connection with                                                                                                 $
the sale of land of 5% of Consolidated
Tangible Net Worth

5% of Consolidated Tangible Net Worth:                                                                                                        $

Aggregate amount of extensions of credit in                                                                                                    $
connection with the sale of land:

Maximum maturity of any such extensions of
credit not to exceed five years:                                                                         ________________

9. 7.6(e)
Limit on Investments in Joint Ventures of fifteen percent (15%) of Consolidated Tangible Net Worth, provided that Borrower has no less than a 20% interest in each such joint venture and that management and control decisions for each such joint venture require Borrower's consent and approval.

15% of Consolidated Tangible Net Worth:                                                                                                 $

Investments in Joint Ventures:                                                                         $

Lowest percentage interest of Borrower in a joint venture:   ___________%

10. 7.13
The number of Speculative Housing Units, as at the end of any fiscal quarter, not to exceed the greater of (a) the number of Housing Unit Closings occurring during the period of twelve (12) months ending on the last day of such fiscal quarter, multiplied by thirty percent (30%) or (b) the number of Housing Unit Closings occurring during the period of six (6) months ending on the last day of such fiscal quarter, multiplied by sixty percent (60%).

Speculative Housing Units:

(a) Housing Unit Closings in last 12 months:________ x 30% =

(b) Housing Unit Closings in last 6 months:________ x 60% =

(c)  Speculative Housing Units:

Appendix A

CONSENT AND AGREEMENT OF GUARANTORS

THIS CONSENT AND AGREEMENT OF GUARANTORS ("Consent") is executed and delivered as of March 27, 2008, by the undersigned (the "Guarantors"), in favor of the "Lenders" under that certain Second Amended and Restated Credit Agreement dated October 6, 2006, among M/I Homes, Inc., the Lenders from time to time parties thereto and JPMorgan Chase Bank, N.A., in its capacity as Agent. Such Credit Agreement, as it has been and may be amended, modified or supplemented from time to time, is hereinafter referred to as the "Credit Agreement." Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in the Credit Agreement.

WITNESSETH:

WHEREAS, the Guarantors have executed and delivered a Guaranty dated October 6, 2006 in favor of the Lenders under the Credit Agreement or a Supplemental Guaranty thereto (collectively, the "Guaranty"); and

WHEREAS, the Borrower, the Agent and certain Lenders have entered into that certain Second Amendment to Second Amended and Restated Credit Agreement of even date herewith amending the Credit Agreement (the "Amendment"); and

WHEREAS, it is a condition to the Amendment that the Guarantors shall have executed this Consent;

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantors hereby consent to the Amendment and agree that the Guaranty continues in full force and effect.

IN WITNESS WHEREOF, this Consent has been duly executed by the Guarantors as of the day and year first set forth above.

M/I FINANCIAL CORP., an Ohio corporation

By:
Name:                      Phillip G. Creek
Title:                      Chief Financial Officer and Treasurer

NORTHEAST OFFICE VENTURE, LIMITED LIABILITY COMPANY, a Delaware limited liability company

By:  M/I Homes, Inc., its sole member

By:
Name:                      Phillip G. Creek
Title:	Executive Vice President, Chief Financial Officer and Assistant Secretary

M/I HOMES SERVICE, LLC, an Ohio limited liability company

By M/I Homes, Inc., its sole member

By:
Name:                      Phillip G. Creek
Title:	Executive Vice President and Chief Financial Officer

MHO, LLC, a Florida limited liability company

By:
Name:                      J. Thomas Mason
Title:     President and Assistant Secretary

MHO HOLDINGS, LLC, a Florida limited liability company

By:
Name:                      J. Thomas Mason
Title:      Senior Vice President, General Counsel and Secretary

M/I PROPERTIES LLC, an Ohio limited liability company

By:  M/I Homes, Inc., its sole member

By:
Name:                      Phillip G. Creek
Title:	Executive Vice President, Chief Financial Officer and Assistant Secretary

M/I HOMES OF FLORIDA, LLC, a Florida limited liability company
By:  M/I Homes, Inc., its sole member

By:
Name:                      Phillip G. Creek
Title:	Executive Vice President, Chief Financial Officer and Assistant Secretary

M/I HOMES OF ORLANDO, LLC, a Florida limited liability company

By:
Name:                      Phillip G. Creek
Title:	Senior Vice President, Chief Financial Officer and Assistant Secretary

M/I HOMES OF TAMPA, LLC, a Florida limited liability company

By:
Name:                      Phillip G. Creek
Title:	Senior Vice President, Chief Financial Officer and Assistant Secretary

M/I HOMES OF WEST PALM BEACH, LLC, a Florida limited liability company

By:
Name:                      Phillip G. Creek
Title:	Senior Vice President, Chief Financial Officer and Assistant Secretary

K-TAMPA, LLC, a Florida limited liability company, by M/I Homes of Tampa, LLC, its manager

By:
Name:                      Phillip G. Creek
Title:	Senior Vice President, Chief Financial Officer and Assistant Secretary

M/I HOMES OF DC, LLC, a Delaware limited liability company

By:
Name:                      Phillip G. Creek
Title:	Senior Vice President, Chief Financial Officer and Assistant Secretary

M/I HOMES OF CHARLOTTE, LLC, a Delaware limited liability company

By:
Name:                      Phillip G. Creek
Title:	Senior Vice President, Chief Financial Officer and Assistant Secretary

M/I HOMES OF RALEIGH, LLC, a Delaware limited liability company

By:
Name:                      Phillip G. Creek
Title:	Senior Vice President, Chief Financial Officer and Assistant Secretary

THE FIELDS AT PERRY HALL, L.L.C., a Maryland limited liability company

By:
Name:                      Phillip G. Creek
Title:  Senior Vice President and Chief FinancialOfficer

WILSON FARM, L.L.C., a Maryland limited liability company

By:
Name:                      Phillip G. Creek
Title:	Senior Vice President and Chief Financial Officer

M/I HOMES OF CENTRAL OHIO, LLC, an Ohio limited liability company

By:
Name:                      Phillip G. Creek
Title:	Senior Vice President, Chief Financial Officer and Assistant Secretary

M/I HOMES OF CINCINNATI, LLC, an Ohio limited liability company

By:
Name:                      Phillip G. Creek
Title:	Senior Vice President, Chief Financial Officer and Assistant Secretary

M/I HOMES OF INDIANA, L.P., an Indiana limited partnership
By M/I Homes First Indiana LLC, its sole general partner

By:
Name:                      Phillip G. Creek
Title:	Senior Vice President, Chief Financial Officer and Assistant Secretary

M/I HOMES FIRST INDIANA LLC, an Indiana limited liability company

By:
Name:                      Phillip G. Creek
Title:	Senior Vice President, Chief Financial Officer and Assistant Secretary

M/I HOMES SECOND INDIANA LLC, an Indiana limited liability company
By:  M/I Homes, Inc., its sole member

By:
Name:                      Phillip G. Creek
Title:	Executive Vice President, Chief Financial Officer and Assistant Secretary

TRANSOHIO RESIDENTIAL TITLE AGENCY, LTD., an Ohio limited liability company
By:  M/I Homes, Inc., its sole member

By:
Name:                      Phillip G. Creek
Title:	Executive Vice President, Chief Financial Officer and Assistant Secretary

M/I-MAJESTIC OAKS GP, LLC, a Florida limited liability company
By:  M/I Homes of Tampa, LLC, its sole member

By:
Name:                      Phillip G. Creek
Title:	Senior Vice President, Chief Financial Officer and Assistant Secretary

M/I HOMES OF CHICAGO, LLC, a Delaware limited liability company

By:
Name:                      Phillip G. Creek
Title:	Senior Vice President, Chief Financial Officer and Assistant Secretary

M/I TITLE AGENCY LTD., an Ohio limited liability company

By:
Name:                      Phillip G. Creek
Title:	Chief Financial Officer and Treasurer

CERTIFICATE OF AUTHORIZED OFFICER

The undersigned hereby certifies to Agent and each Lender that (1) each Loan Party has previously delivered to Agent a true, correct and  complete copy of such Loan Party’s organizational documents (collectively, the “Delivered Organization Documents”), (2) since such delivery, there has been no change in the Delivered Organization Documents except for those changes attached hereto, and, except as disclosed on an attachment, no such document has been repealed, revoked, rescinded or amended in any respect, and each remains in full force and effect, (3) each Loan Party remains in good standing in the jurisdiction of its organization, (4) except for those resolutions attached hereto (which were duly adopted by the parties named therein), the resolutions (the “Delivered Resolutions”) previously delivered to Agent by the Loan Parties authorize the execution, delivery and performance of the foregoing Amendment by the Loan Parties, (5) the Delivered Resolutions authorize Person(s) holding the office(s) indicated above or, if none, the office(s) held by the Person(s) executing the foregoing (the “Authorized Executing Office”) to execute the foregoing Amendment on behalf of the applicable Loan Parties, (6) the Person executing the foregoing Amendment on behalf of each Loan Party has been duly elected and now holds the Authorized Executing Office set forth below his(her) name, and the signature set forth above is his(her) true signature, (7) the undersigned is authorized to deliver this Certificate on behalf of each Loan Party, and (8) Agent and each Lender may conclusively rely on this Certificate unless and until superseding documents shall be delivered to Agent.

M/I HOMES, INC., as the Borrower and the parent of each Guarantor

By:   ___________________________________________
J. Thomas Mason,

Executive Vice President, General Counsel and Secretary